ING USA Annuity and Life Insurance Company and its Separate Accounts B and EQ

ReliaStar Life Insurance Company of New York and its Separate Account NY-B

Supplement dated April 4, 2006, to your current variable annuity prospectus

This supplement updates certain information contained in your current variable annuity prospectus. Please read it carefully and keep it with your variable annuity prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective April 28, 2006, and pursuant to applicable regulatory approvals, ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York (the “Companies”) and ING USA Separate Accounts B and EQ and ReliaStar Life Insurance Company of New York Separate Account NY-B (the “Separate Accounts”) will replace the following funds in which the subaccounts of the Separate Accounts invest (the “Replaced Funds”) with certain other funds (the “Substitute Funds”) as follows:

Replaced Funds	Substitute Funds
Fidelity VIP Growth Portfolio – Service Class 2	ING FMR Earnings Growth Portfolio – Class S
ING FMR Earnings Growth Portfolio – Service Class 2
Greenwich Street Appreciation Portfolio	ING Fundamental Research Portfolio – Class I
PIMCO VIT StocksPlus Growth and Income Portfolio – Administrative Class	ING EquitiesPlus Portfolio – Class S
Putnam VT International Growth and Income – Class 1B	ING VP Index Plus International Equity Portfolio – Class S

Not all of the Replaced Funds may be available through your variable annuity contract. Please refer to your product prospectus for the list of Replaced Funds available to you.

Important Information about the Substitutions.

•	After April 28, 2006, the effective date of the substitutions, the subaccounts which invest in the Replaced Funds will no longer be available through your variable annuity contract.
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Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

•

On the effective date of the substitutions, all amounts you have allocated to the subaccount which invests in a Replaced Fund will automatically be reallocated to the subaccount which invests in a corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invests in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

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You will not incur any fees or charges or any tax liability because of the substitutions, and your policy/contract value immediately before the substitutions will equal your policy/contract value immediately after the substitutions.

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The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described in the Substitute Fund’s prospectus.

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The investment objective and policy of each Substitute Fund is substantially the same as, similar to or consistent with the investment objective and policy of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in the Substitute Fund’s prospectus.

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If you have not already received prospectuses for the Substitute Funds, they accompany this supplement. Read these prospectuses carefully before deciding what to do with amounts allocated to the subaccounts which invest in the Replaced Funds. If you need another copy of the prospectuses, please contact our Customer Service Center at 1-800-366-0066 and we will send them to you.

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Substitute Fund Fees and Expenses. Please see the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

Substitute Fund Investment Advisers/Subadvisers and Investment Objectives. The investment advisers/ subadvisers and investment objectives of the Substitute Funds are shown in your product prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning their investment advisers/subadvisers and investment objectives.

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